                                                                   Annual Report
[LOGO] M F S(SM)                                                  for Year Ended
INVESTMENT MANAGEMENT                                           October 31, 1997



MFS(R) WORLD EQUITY FUND





[Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
A Discussion with the Portfolio Manager ...................................  3
Portfolio Manager's Profile ...............................................  7
Portfolio Concentration ...................................................  7
Fund Facts ................................................................  8
Performance Summary .......................................................  8
Tax Form Summary .......................................................... 11
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Independent Auditors' Report .............................................. 32
Trustees and Officers ..................................................... 33

   HIGHLIGHTS

   o FOR THE 12 MONTHS ENDED OCTOBER 31, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 20.81%, CLASS B SHARES 19.74%, CLASS C SHARES 19.86%, AND CLASS I SHARES 20.76%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o WHILE EQUITY MARKETS IN THE UNITED STATES, EUROPE, AND LATIN AMERICA PERFORMED REASONABLY WELL, AND THOSE IN OTHER REGIONS, SUCH AS SOUTHEAST ASIA, DECLINED SUBSTANTIALLY, THE FUND HAS BEEN ABLE TO FIND COMPANIES IN A VARIETY OF MARKETS THAT HAVE DONE WELL.

   o ALTHOUGH THE DECLINE IN SOUTHEAST ASIAN MARKETS COULD BE PART OF A LONGER-TERM PROBLEM, THE FUND HAS CONTINUED TO INVEST IN SELECT COMPANIES THAT WE BELIEVE MAY NOT BE IMPACTED TO A SIGNIFICANT DEGREE BY EVENTS IN THE REGION.

   o TWO OF THE FUND'S LARGEST SECTORS ARE FINANCIAL SERVICES AND TECHNOLOGY. FINANCIAL SERVICES INCLUDES U.S. AND OVERSEAS INSURANCE COMPANIES, WHILE TECHNOLOGY INCLUDES U.S. SOFTWARE AND JAPANESE ELECTRONIC AND COMPUTER HARDWARE COMPANIES.

LETTER FROM THE CHAIRMAN

---------------------------

[Photo of A. Keith Brodkin]

---------------------------
      A. Keith Brodkin

Dear Shareholders:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe economic momentum will carry well into the first quarter of 1998, as the money supply is increasing at a rapid rate, and it still appears that Christmas sales could be quite good. Because economic growth continues to be impressive, markets are likely to continue to focus on the Federal Reserve Board's willingness to raise interest rates.

The extreme volatility of the U.S. equity market in October was, we believe, the consequence of overvaluations that had been evident for some months. As a result, the stock market has been vulnerable to some type of correction and has been impacted in the near term by chaotic market conditions in the Pacific Rim. In the face of all this, however, the equity market continues to exhibit surprising strength, much of it the result of continued gains in corporate earnings, a trend that could be an important indicator of the market's future direction. Certainly the situation in Southeast Asia bears close scrutiny because it appears to be clearly deflationary and raises the prospect of trade wars developing throughout the area. We are not convinced that U.S. markets have escaped totally from October's volatility. Thus, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted, with a need for particular attention to be paid to the effect of Pacific Rim volatility on the earnings of U.S. companies.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
    A. Keith Brodkin
    Chairman and President

    November 14, 1997

A DISCUSSION WITH THE PORTFOLIO MANAGER

----------------------------

[Photo of David R. Mannheim]

----------------------------
      David R. Mannheim

For the 12 months ended October 31, 1997, Class A shares of the Fund provided a total return of 20.81%, Class B shares 19.74%, Class C shares 19.86%, and Class I shares 20.76%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 17.25% return for the Morgan Stanley Capital International World Index (the MSCI), a broad, unmanaged index of global equities.

Q. WHY DO YOU THINK THE FUND OUTPERFORMED ITS BENCHMARK INDEX THIS YEAR?
A. I think it's mostly the result of good stock selection. Some of the markets generally had strong performance in local currency terms, but we've been able to find companies in a variety of markets that have done well. Over the past 12 months, the United States was up 32% (as measured by the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance). Europe was up 36%, but about 10% of that was lost in currency translation, so in dollar terms it was only up 26%. The Pacific Rim was down significantly, about 20% in dollar terms, with Japan being down 18%. Hong Kong, because of the turmoil in October, was also down 18%, even though it was up for most of the year. Australia was down 7% in dollar terms because its currency was weak, while Malaysia was down 57% and Singapore was down 27%. Those are the five Pacific Rim markets in the MSCI, and they were all down significantly. We were underweighted in Japan, so that helped, but we were overweighted in the other markets.

Q. HAS THIS CURRENCY ENVIRONMENT BEEN MORE DIFFICULT THAN IN PREVIOUS YEARS?
A. Not really. We're primarily bottom-up investors. We try and pick companies that have good franchises, that can continue to increase earnings regardless of the state of the economy, and that have strong balance sheets which are not overexposed to foreign currency debt. A business should generate free cash and should trade at attractive valuations. We follow this investment model regardless of the environment and, even though the markets moved dramatically during the last several weeks of the fiscal year, we haven't made that many changes. We've sold some things in Asia, but we also bought some things that looked like good opportunities. We probably have less exposure in Asia now because the markets themselves have come down but, in Japan, we've actually added what we see as attractive companies.

Q. IN GENERAL, HOW WOULD YOU CHARACTERIZE THE INVESTMENT ENVIRONMENT
   FOR THE PAST YEAR, PARTICULARLY AS IT RELATES TO THE FUND?
A. It's been a two-tiered market. Europe, the United States, and even Latin America did reasonably well, while Asia didn't. However, in the short term -- say on a monthly or quarterly basis -- even good companies can get caught up in a local market move. We view that as an opportunity if we think the business itself isn't being compromised and that its growth prospects haven't changed. We don't pick countries, but we do tend to move to specific places sometimes if we think more value can be found there.

Q. LET'S TALK ABOUT SOME OF THE MAJOR MARKETS IN WHICH THE FUND
   IS INVESTED.
A. We have 40% of the Fund's equity assets in the Americas, 40% in Europe, and 20% in Asia/Pacific. Of the 40% in the Americas, 35% of that is in the United States. That is by far the Fund's biggest market, but it's still underweighted compared to the MSCI's U.S. weighting. This is just a result of company selection. We actually had less money in the United States at the beginning of 1997, but we then bought some technology companies like IBM and Computer Sciences Corp. We have a little over 2% in Canada, and the rest in Latin America.

Q. WHAT'S IN LATIN AMERICA?
A. We're in four or five countries, and our holdings are mainly utilities, one in each place. For instance, our Chilean holding is an electricity distribution company, while our Venezuelan and Peruvian holdings are both phone companies.

Q. WHAT ABOUT EUROPE?
A. The biggest weighting is in the United Kingdom, which is at 14% and has come down slightly over the past six months as we've sold some names. Our three largest British holdings have been in the Fund for some time and include British Aerospace, which we've had for about a year; ASDA, which we've had for a number of years; and PowerGen. We also own British Petroleum, Tomkins, Carlton Communications, and Lloyds Group. The second-biggest country weighting is in the Netherlands, at about 4% of the portfolio. After that, it's spread among a number of countries, including Germany, Sweden, Portugal, and France. While our selections are company oriented, recently we've bought or added to some specialty chemical holdings in Europe, such as Henkel in Germany, Ciba Specialty Chemicals in Switzerland, and Akzo Nobel, a Dutch chemical company. Over the past quarter, we added to all three of these positions based on their attractive valuations and improving fundamentals.

Q. TWO OF THE FUND'S LARGEST SECTORS ARE FINANCIAL SERVICES AND TECHNOLOGY. COULD YOU TALK ABOUT WHY YOU LIKE THESE INDUSTRIES?
A. Financial services companies comprise about 18% of the Fund, but that's down from about 21% at the end of September, and it's also under the 21% weighting for this sector in the MSCI. We tend to own a fair number of insurance companies, both in the United States and abroad, although we don't have very much bank exposure. As for technology, most of it is either in the United States or Japan. In the United States, the biggest holdings are Computer Associates, a software company; Computer Sciences Corp., a computer services and consulting company; and IBM. In Japan we have Sony, which is involved in the consumer electronics, software, music, and film (Columbia Pictures) industries. In addition, we own Canon, which makes printers, copiers, and other office equipment, and TDK and Rohm, both of which supply components to a variety of technology-based industries.

Q. ONE OF THE BIGGEST STORIES IN INTERNATIONAL MARKETS HAS BEEN SOUTHEAST ASIA, WHERE CURRENCIES AND STOCK MARKETS HAVE TUMBLED. WHAT DO YOU SEE FOR THAT REGION GOING FORWARD?
A. It is clearly a macroeconomic problem, with countries' balance sheets in disrepair and large current-account deficits prevalent. Although we try to focus on companies and not markets, this is an environment in which instability and earnings uncertainty have made it difficult in most cases to pick stocks. However, in select cases in which we feel confident that a company's fundamentals will not be impacted by what's going on around it, or not impacted to a significant degree, we may actually be buying some companies. While we do not expect our weighting in this region to go substantially higher in the short term, as things stabilize in these markets, you could see us going back in over the next 12 months.

Q. DO YOU THINK A RECOVERY IN THESE COUNTRIES WILL BE AS PROLONGED
   AS JAPAN'S?
A. No. There's more underlying growth in these markets. They have cheaper sources of labor, so as they've devalued their currencies, they've become more competitive. The export part of the Japanese economy has done very well; it's the domestic part that's caused problems. Japan has an older population, with more people reaching retirement age. Southeast Asia has a much younger population and more population growth.

Q. COULD YOU TALK ABOUT SOME STOCKS OR COUNTRIES THAT PERFORMED BETTER THAN YOU EXPECTED?
A. Some things worked out fairly quickly. Earlier in the year we bought AmeriSource, a U.S. company in the drug distribution business. We thought it would grow by 20% annually, and it was trading for about 17 times its earnings. Then, after we'd owned it for a month or so, the company got a takeover offer from McKesson. The deal is awaiting approval from regulators, but we still own it because we think it's a good combination with strong growth prospects. I'm also pleased with companies like Sony and Canon, both of which have performed well in a poor Japanese market.

Q. NOW, WHAT ABOUT SOME STOCKS THAT DIDN'T DO AS WELL AS YOU WOULD HAVE LIKED?
A. Not surprisingly, it was the Asian holdings. We bought Wing Hang Bank in the teens, rode it up to the 30s, then saw it go back down to the teens, which is its current level. Another company, Alsons Cement in the Philippines, is down over 60% from a year ago. Most of these are small positions in the Fund, but some Asian stocks have declined substantially.

Q. WHAT KIND OF ENVIRONMENT DO YOU SEE GOING FORWARD, AND HOW MIGHT THIS AFFECT SOME OF YOUR INVESTMENT DECISIONS?
A. The overall environment appears to be one of low inflation. The currency crisis in Asia could add to that by bringing excess capacity to that part of the world. This means inflation and interest rates should stay low, which should support valuations. We think we'll see slower growth on a global basis, including in the United States. In Europe, we think underlying growth is accelerating on the continent and may exceed U.S. growth in 1998. On a price-to-earnings basis, Europe may be slightly cheaper than the United States, but on a cash-flow basis Europe is about 20% cheaper, so we're finding more value in Europe. Japan is somewhat impacted by what's going on in Asia, but the problem there is the slow domestic economy. And, as I mentioned, although it's a little early to be investing more in Southeast Asia, as opportunities come up I think we'll have more money in that region over the next year.

/s/ David R. Mannheim
    David R. Mannheim
    Portfolio Manager

   PORTFOLIO MANAGER'S PROFILE

   DAVID R. MANNHEIM JOINED MFS IN 1988 AS A RESEARCH SPECIALIST AND WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1991, VICE PRESIDENT - INVESTMENTS IN 1992, AND SENIOR VICE PRESIDENT IN 1997. A GRADUATE OF AMHERST COLLEGE AND OF THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, HE HAS MANAGED MFS(R) WORLD EQUITY FUND SINCE 1992.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1997

TOP 10 HOLDINGS

AKZO NOBEL N.V.                                 COMPUTER ASSOCIATES INTERNATIONAL, INC.
Diversified Dutch chemical company              U.S. computer software company

AMERISOURCE HEALTH CORP.                        COMPUTER SCIENCES CORP.
U.S. wholesale pharmaceutical distributor       U.S. computer services and consulting company

ASDA GROUP PLC                                  FEDERAL HOME LOAN MORTGAGE CORP.
British food retailer                           U.S. government-chartered mortgage banker

BRITISH AEROSPACE PLC                           HILTON HOTELS CORP.
British defense and aircraft company            U.S. hotel company

CaNADIAN NATIONAL RAILWAY CO.                   RITE AID CORP.
Canadian railway/transportation company         U.S. drug store chain

LARGEST SECTORS

Financial Services       17.7%
Technology               11.5%
Leisure                   9.7%
Health Care               9.2%
Retailing                 8.8%
Other Sectors            43.1%

For a more complete breakdown, refer to the Portfolio of Investments.

FUND FACTS

  OBJECTIVE:                    THE FUND SEEKS TO PROVIDE CAPITAL APPRECIATION.

  COMMENCEMENT OF INVESTMENT OPERATIONS:   DECEMBER 29, 1986

  CLASS INCEPTION:              CLASS A    SEPTEMBER 7, 1993
                                CLASS B    DECEMBER 29, 1986
                                CLASS C    JANUARY 3, 1994
                                CLASS I    JANUARY 2, 1997

  SIZE:                         $437.9 MILLION NET ASSETS AS OF OCTOBER 31, 1997

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS World Equity Fund -- Class B shares in comparison to various market indicators. Class B share performance results do not reflect the deduction of the contingent deferred sales charge (CDSC); benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended October 31, 1997)

                MFS              S&P 500           CONSUMER
           WORLD EQUITY         COMPOSITE           PRICE               MSCI
          FUND - CLASS B          INDEX          INDEX - U.S.        WORLD INDEX
           -------------        ---------        ------------        -----------
10/92        $10,000             $10,000           $10,000             $10,000
10/93         12,757              11,494            10,275              12,768
10/94         13,511              11,939            10,543              13,811
10/95         14,736              15,096            10,839              15,196
10/96         17,058              18,733            11,164              17,754
10/97         20,424              24,748            11,396              20,817

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended October 31, 1997)

                MFS              S&P 500           CONSUMER
           WORLD EQUITY         COMPOSITE           PRICE               MSCI
          FUND - CLASS B          INDEX          INDEX - U.S.        WORLD INDEX
           -------------        ---------        ------------        -----------
10/87        $10,000             $10,000           $10,000             $10,000
10/89         12,559              14,511            10,893              13,771
10/91         13,603              17,922            11,917              14,313
10/93         17,706              22,651            12,637              17,421
10/95         20,453              29,748            13,331              20,735
10/97         28,347              48,770            14,016              28,404

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 1997

                                                                     1 Year          3 Years          5 Years         10 Years
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Equity Fund (Class A)
  including 5.75% sales charge (SEC results)                        +13.83%          +13.55%          +15.02%          +10.88%
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Equity Fund (Class A) at net asset value                  +20.81%          +15.81%          +16.39%          +11.54%
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Equity Fund (Class B) with CDSC
  (SEC results)                                                     +15.74%          +14.00%          +15.25%          +11.10%
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Equity Fund (Class B) at net asset value                  +19.74%          +14.77%          +15.48%          +11.10%
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Equity Fund (Class C) with CDSC
  (SEC results)                                                     +18.87%          +14.88%          +15.56%          +11.14%
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Equity Fund (Class C) at net asset value                  +19.86%          +14.88%          +15.56%          +11.14%
-----------------------------------------------------------------------------------------------------------------------------------
MFS World Equity Fund (Class I) at net asset value                  +20.76%          +15.09%          +15.67%          +11.20%
-----------------------------------------------------------------------------------------------------------------------------------
Average global fund*                                                +16.50%          +12.44%          +14.19%          +11.71%
-----------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital International (MSCI)
  World Index+                                                      +17.25%          +14.66%          +15.79%          +11.00%
-----------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index+                              +32.12%          +27.51%          +19.87%          +17.17%
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index+#                                              + 2.09%          + 2.63%          + 2.65%          + 3.43%
-----------------------------------------------------------------------------------------------------------------------------------
*Source: Lipper Analytical Services, Inc.
+Source: CDA/Wiesenberger.
#The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 5.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases are subject to a 1% CDSC if redeemed within 12 months of purchase. Class I shares have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class A and Class C share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the inception of Class A and Class C shares. Because operating expenses attributable to Class A shares are lower than those of Class B shares, Class A share performance generally would have been higher than Class B share performance. Operating expenses attributable to Class C shares are not significantly different from those of Class B shares. The Class B share performance included within the Class A share SEC performance has been adjusted to reflect the initial sales charge generally applicable to Class A shares rather than the CDSC generally applicable to Class B shares. The Class C share SEC performance has been adjusted to reflect the lower CDSC generally applicable to Class C shares rather than the CDSC generally applicable to Class B shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class B shares for periods prior to the inception of Class I shares. Because operating expenses attributable to Class B shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class B share performance. The Class B share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no CDSC.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

   FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

   THE FUND HAS DESIGNATED $17,041,738 AS A LONG-TERM CAPITAL GAIN.

   FOREIGN TAX CREDIT

   FOR THE YEAR ENDED OCTOBER 31, 1997, INTEREST AND DIVIDENDS FROM FOREIGN COUNTRIES WERE $5,178,668 AND TAXES PAID TO FOREIGN COUNTRIES WERE $568,004.

   DIVIDENDS-RECEIVED DEDUCTION

   FOR THE YEAR ENDED OCTOBER 31, 1997, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS-RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 20.12%.

PORTFOLIO OF INVESTMENTS - October 31, 1997

Stocks - 91.8%
------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES             VALUE
------------------------------------------------------------------------------------------------
U.S. Stocks - 32.9%
  Aerospace - 1.5%
    Allied Signal, Inc.                                                 53,900      $  1,940,400
    Lockheed Martin Corp.                                               47,500         4,515,469
                                                                                    ------------
                                                                                    $  6,455,869
------------------------------------------------------------------------------------------------
  Business Machines - 1.4%
    International Business Machines Corp.                               63,000      $  6,177,937
------------------------------------------------------------------------------------------------
  Business Services - 2.7%
    Computer Sciences Corp.*                                            92,000      $  6,526,250
    H&R Block, Inc.                                                    144,500         5,346,500
                                                                                    ------------
                                                                                    $ 11,872,750
------------------------------------------------------------------------------------------------
  Chemicals - 2.0%
    Air Products & Chemicals, Inc.                                      59,000      $  4,484,000
    Praxair, Inc.                                                       94,500         4,116,656
                                                                                    ------------
                                                                                    $  8,600,656
------------------------------------------------------------------------------------------------
  Computer Software - Systems - 3.6%
    Computer Associates International, Inc.                            143,500      $ 10,699,719
    Synopsys, Inc.*                                                    131,000         5,092,625
                                                                                    ------------
                                                                                    $ 15,792,344
------------------------------------------------------------------------------------------------
  Entertainment - 1.1%
    Viacom, Inc., "B"*                                                 152,251      $  4,605,593
------------------------------------------------------------------------------------------------
  Financial Institutions - 1.6%
    Federal Home Loan Mortgage Corp.                                   182,000      $  6,893,250
------------------------------------------------------------------------------------------------
  Forest and Paper Products - 1.1%
    Kimberly-Clark Corp.                                                94,000      $  4,882,125
------------------------------------------------------------------------------------------------
  Insurance - 4.7%
    CIGNA Corp.                                                         38,700      $  6,008,175
    Hartford Financial Services Group, Inc.                             27,000         2,187,000
    Nationwide Financial Services, Inc., "A"                           116,000         3,530,750
    Reliastar Financial Corp.                                          144,000         5,382,000
    Transamerica Corp.                                                  35,000         3,532,812
                                                                                    ------------
                                                                                    $ 20,640,737
------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.8%
    Bristol-Myers Squibb Co.                                            40,000      $  3,510,000
------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 3.1%
    AmeriSource Health Corp., "A"*                                     140,560      $  8,345,750
    United Healthcare Corp.                                            116,000         5,372,250
                                                                                    ------------
                                                                                    $ 13,718,000
------------------------------------------------------------------------------------------------
  Oils - 1.0%
    Mobil Corp.                                                         58,000      $  4,223,125
------------------------------------------------------------------------------------------------
  Printing and Publishing - 0.3%
    Gannett Co., Inc.                                                   27,000      $  1,419,188
------------------------------------------------------------------------------------------------
  Railroads - 1.3%
    Burlington Northern Santa Fe                                        60,500      $  5,747,500
------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.6%
    Hilton Hotels Corp.                                                231,000      $  7,117,687
------------------------------------------------------------------------------------------------
  Stores - 3.2%
    Federated Department Stores, Inc.*                                  65,000      $  2,860,000
    Longs Drug Stores Corp.                                             57,050         1,429,816
    Rite Aid Corp.                                                     165,000         9,796,875
                                                                                    ------------
                                                                                    $ 14,086,691
------------------------------------------------------------------------------------------------
  Supermarkets - 1.1%
    Safeway, Inc.*                                                      86,000      $  4,998,750
------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.8%
    Calenergy, Inc.*                                                    96,000      $  3,288,000
------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                   $144,030,202
------------------------------------------------------------------------------------------------
Foreign Stocks - 58.9%
  Argentina - 0.1%
    Mirgor Sacifia, ADR (Automotive)*##                                 97,600      $    317,200
------------------------------------------------------------------------------------------------
  Australia - 2.0%
    QBE Insurance Group Ltd. (Insurance)*                            1,206,328      $  5,621,073
    Seven Network Ltd. (Entertainment)                                 909,000         3,248,376
                                                                                    ------------
                                                                                    $  8,869,449
------------------------------------------------------------------------------------------------
  Austria - 0.4%
    Austria Tabak AG (Tobacco)                                          40,500      $  1,675,885
------------------------------------------------------------------------------------------------
  Canada - 2.6%
    Canadian National Railway Co. (Railroads)                          163,000      $  8,791,813
    Legacy Hotel Real Estate Investment Trust (Real
      Estate)                                                          371,600         2,586,596
                                                                                    ------------
                                                                                    $ 11,378,409
------------------------------------------------------------------------------------------------
  Chile - 0.9%
    Chilectra S.A., ADR (Utilities - Electric)                         158,000      $  4,153,346
------------------------------------------------------------------------------------------------
  Czechoslovakia - 0.4%
    Tabak AS (Tobacco)                                                   6,407      $  1,608,761
------------------------------------------------------------------------------------------------
  Finland - 1.4%
    Huhtamaki Oy Group (Conglomerate)                                   61,200      $  2,515,893
    TT Tieto Oy (Computer Software - Systems)                           32,100         3,593,307
                                                                                    ------------
                                                                                    $  6,109,200
------------------------------------------------------------------------------------------------
  France - 2.1%
    TV Francaise (Broadcasting)                                         41,000      $  3,809,499
    Union des Assurances Federales S.A. (Insurance)                     49,500         5,524,267
                                                                                    ------------
                                                                                    $  9,333,766
------------------------------------------------------------------------------------------------
  Germany - 1.7%
    adidas AG (Apparel and Textiles)                                    27,000      $  3,902,955
    Pfleiderer AG (Construction)*                                      103,650         1,987,726
    Volkswagen AG (Automotive)                                           2,700         1,594,032
                                                                                    ------------
                                                                                    $  7,484,713
------------------------------------------------------------------------------------------------
  Greece - 0.5%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                             100,658      $  2,108,002
------------------------------------------------------------------------------------------------
  Hong Kong - 1.4%
    Asia Satellite Telecommunications Holdings Ltd.
      (Telecommunications)                                             100,500      $    241,824
    Li & Fung Ltd. (Wholesale)                                       1,566,000         1,570,052
    Liu Chong Hing Bank (Banks and Credit Cos.)                        645,000           851,100
    Peregrine Investment Holdings (Finance)                            902,000           886,830
    Wing Hang Bank Ltd. (Banks and Credit Cos.)                        955,100         2,458,796
                                                                                    ------------
                                                                                    $  6,008,602
------------------------------------------------------------------------------------------------
  Indonesia - 1.0%
    Gulf Indonesia Resources Ltd. (Oil Services)*                       38,100      $    800,100
    PT Indosat (Telecommunications)                                    468,000         1,059,192
    PT Indosat, ADR (Telecommunications)                                96,000         2,274,000
                                                                                    ------------
                                                                                    $  4,133,292
------------------------------------------------------------------------------------------------
  Italy - 1.3%
    ERG S.p.A. (Oils)*                                                 500,600      $  2,063,416
    Instituto Nazionale delle Assicurazioni (Insurance)                714,000         1,148,961
    Telecom Italia S.p.A., Saving Shares
      (Telecommunications)                                           1,281,000         2,617,373
                                                                                    ------------
                                                                                    $  5,829,750
------------------------------------------------------------------------------------------------
  Japan - 12.6%
    Bridgestone Corp. (Tire and Rubber)                                137,000      $  2,965,862
    Canon, Inc. (Office Equipment)                                     218,000         5,300,250
    DDI Corp. (Telecommunications)                                         462         1,546,411
    Eisai Co. Ltd. (Pharmaceuticals)                                   218,000         3,430,641
    Fuji Photo Film Co. (Photographic Products)                         86,000         3,122,065
    Kinki Coca-Cola Bottling Co. (Beverages)                            89,000         1,067,111
    Kirin Beverage Corp. (Beverages)                                   155,000         2,581,182
    Nippon Broadcasting (Broadcasting)                                  43,000         2,631,557
    Nitto Denko Corp. (Industrial Goods and Services)                  208,000         3,758,201
    Osaka Sanso Kogyo Ltd. (Chemicals)                                 484,000           967,194
    Rohm Co. (Electronics)                                              32,000         3,170,691
    Sankyo Co. Ltd. (Pharmaceuticals)                                  119,000         3,933,639
    Sony Corp. (Electronics)                                            74,600         6,205,279
    Takeda Chemical Industries (Pharmaceuticals)                       151,000         4,123,897
    TDK Corp. (Electronics)                                             43,000         3,573,189
    Tokyo Broadcasting System, Inc. (Broadcasting)                     211,000         3,619,151
    Ushio, Inc. (Electronics)                                          272,000         2,966,861
                                                                                    ------------
                                                                                    $ 54,963,181
------------------------------------------------------------------------------------------------
  Malaysia - 0.7%
    New Straits Times Press Berhad (Printing and
      Publishing)                                                      195,000      $    424,292
    Tanjong PLC (Entertainment)                                      1,399,000         2,460,239
                                                                                    ------------
                                                                                    $  2,884,531
------------------------------------------------------------------------------------------------
  Mexico - 0.2%
    TV Azteca, S.A. de C V (Broadcasting)*                              55,500      $  1,061,437
------------------------------------------------------------------------------------------------
  Netherlands - 3.8%
    Akzo Nobel N.V. (Chemicals)                                         39,500      $  6,947,532
    IHC Caland N.V. (Transportation)*                                   35,555         2,182,656
    Koninklijke Ahrend Groep N.V. (Office Furnishings)*                104,024         3,460,336
    Royal Dutch Petroleum Co. (Oils)                                    77,200         4,076,319
                                                                                    ------------
                                                                                    $ 16,666,843
------------------------------------------------------------------------------------------------
  Peru - 0.4%
    Telefonica del Peru S.A., ADR (Telecommunications)                  95,000      $  1,876,250
------------------------------------------------------------------------------------------------
  Philippines - 0.1%
    Alsons Cement Corp. (Building Materials)##                       5,331,500      $    244,424
------------------------------------------------------------------------------------------------
  Poland - 0.4%
    Bank Handlowy Warsza (Banks and Credit Cos.)*+                      27,500      $    369,828
    KGHM Polska Miedz S.A. (Metals and Minerals)*##                    142,500         1,396,500
                                                                                    ------------
                                                                                    $  1,766,328
------------------------------------------------------------------------------------------------
  Portugal - 2.4%
    Banco Espirito Santo e Comercial de Lisboa (Banks
      and
      Credit Cos.)                                                      89,800      $  2,609,398
    Banco Totta E Acores (Banks and Credit Cos.)                       203,000         3,986,266
    Telecel - Comunicacaoes Pessoais S.A.
      (Telecommunications)*                                             44,000         3,982,474
                                                                                    ------------
                                                                                    $ 10,578,138
------------------------------------------------------------------------------------------------
  Singapore - 1.1%
    Hong Leong Finance Ltd. (Finance)+                               1,340,000      $  1,830,368
    Mandarin Oriental International Ltd. (Restaurants
      and Lodgings)*                                                 2,074,335         1,638,725
    Overseas Union Bank (Finance)                                      445,000         1,484,276
                                                                                    ------------
                                                                                    $  4,953,369
------------------------------------------------------------------------------------------------
  Spain - 1.5%
    Acerinox S.A. (Iron and Steel)                                      20,000      $  2,982,227
    Repsol S.A. (Oils)                                                  86,000         3,599,808
                                                                                    ------------
                                                                                    $  6,582,035
------------------------------------------------------------------------------------------------
  Sweden - 3.2%
    Astra AB (Pharmaceuticals)                                         285,333      $  4,414,975
    Munters AB (Consumer Goods and Services)*                           11,700           118,609
    Skandia Forsakrings AB (Insurance)                                  81,500         3,804,906
    Sparbanken Sverige AB (Banks and Credit Companies)                 252,000         5,714,362
                                                                                    ------------
                                                                                    $ 14,052,852
------------------------------------------------------------------------------------------------
  Switzerland - 2.2%
    Ciba Specialty Chemicals AG (Chemicals)*                            55,316      $  5,428,943
    Novartis AG (Pharmaceuticals)                                        2,776         4,345,302
                                                                                    ------------
                                                                                    $  9,774,245
------------------------------------------------------------------------------------------------
  United Kingdom - 13.9%
    Anglo Irish Bank Corp. PLC (Banks and Credit Cos.)*              2,850,000      $  4,777,743
    ASDA Group PLC (Supermarkets)                                    2,929,000         7,610,777
    Avis Europe PLC (Auto Rental)##                                    973,000         2,430,396
    British Aerospace PLC (Aerospace and Defense)*                     300,000         7,956,199
    British Petroleum PLC (Oils)*                                      375,459         5,513,718
    Capital Radio PLC (Broadcasting)                                   117,200           929,323
    Carlton Communicatons PLC (Broadcasting)                           586,400         4,841,479
    Corporate Services Group PLC (Business Services)                   736,000         2,763,782
    Grand Metropolitan PLC (Food and Beverage Products)                371,000         3,346,063
    Jarvis Hotels PLC (Restaurants and Lodging)+                       709,000         1,711,538
    Kwik-Fit Holdings PLC (Automotive Repair Centers)                  674,900         3,660,089
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                      375,511         4,689,827
    PowerGen PLC (Utilities - Electric)*                               526,491         5,851,704
    Tomkins PLC (Diversified Operations)                               943,000         4,837,389
                                                                                    ------------
                                                                                    $ 60,920,027
------------------------------------------------------------------------------------------------
  Venezuela - 0.6%
    Compania Anonima Nacional Telefonos de Venezuela,
      ADR (Telecommunications)                                          58,000      $  2,537,500
------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                $257,871,535
------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $328,979,067)                                        $401,901,737
------------------------------------------------------------------------------------------------

Preferred Stocks - 1.8%
------------------------------------------------------------------------------------------------
  Germany - 1.8%
    Henkel Kgaa (Chemicals)                                            103,000      $  5,340,962
    Wella AG (Cosmetics)                                                 3,600         2,500,811
                                                                                    ------------
                                                                                    $  7,841,773
------------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $8,078,699)                                $  7,841,773
------------------------------------------------------------------------------------------------

Warrants
------------------------------------------------------------------------------------------------
  Hong Kong
       Peregrine Investment Holdings (Finance)*
         (Identified Cost, $9,538)                                      76,900      $      2,487
------------------------------------------------------------------------------------------------

Short-Term Obligations - 5.4%
------------------------------------------------------------------------------------------------

                                                              PRINCIPAL AMOUNT
ISSUER                                                           (000 OMITTED)             VALUE
------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp.,
      due 11/03/97 - 11/17/97                                       $   10,315      $ 10,306,674
    Federal National Mortgage Assn.,
      due 11/10/97 - 11/14/97                                           13,315        13,292,553
------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                     $ 23,599,227
------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $360,666,531)                                   $433,345,224

Other Assets, Less Liabilities - 1.0%                                                  4,528,930
------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                 $437,874,154
------------------------------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.
 +Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
OCTOBER 31, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $360,666,531)        $433,345,224
  Cash                                                               38,269
  Receivable for Fund shares sold                                 3,813,472
  Receivable for investments sold                                 7,559,903
  Dividends receivable                                              540,997
  Net receivable for foreign currency exchange contracts
    subject to master netting agreements                             15,233
  Other assets                                                        3,013
                                                               ------------
      Total assets                                             $445,316,111
                                                               ------------
Liabilities:
  Payable for investments purchased                            $  6,423,253
  Payable for Fund shares reacquired                                646,866
  Payable to affiliates -
    Management fee                                                   11,939
    Administrative fee                                                  179
    Shareholder servicing agent fee                                   1,548
    Distribution and service fee                                    104,623
  Accrued expenses and other liabilities                            253,549
                                                               ------------
      Total liabilities                                        $  7,441,957
                                                               ------------
Net assets                                                     $437,874,154
                                                               ============
Net assets consist of:
  Paid-in capital                                              $341,404,966
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                 72,691,944
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                            22,742,491
  Accumulated undistributed net investment income                 1,034,753
                                                               ------------
      Total                                                    $437,874,154
                                                               ============
Shares of beneficial interest outstanding                       21,884,151
                                                                ==========
Class A shares:
  Net asset value per share
    (net assets of $167,390,158 / 8,332,541 shares of
     beneficial interest outstanding)                             $20.09
                                                                  ======
  Offering price per share (100 / 94.25)                          $21.32
                                                                  ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $253,353,751 / 12,686,105 shares of
    beneficial interest outstanding)                              $19.97
                                                                  ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $16,658,403 / 842,074 shares of beneficial
    interest outstanding)                                         $19.78
                                                                  ======
Class I shares:
  Net asset value, offering price and redemption price per share
    (net assets of $471,842 / 23,431 shares of beneficial
    interest outstanding)                                         $20.14
                                                                  ======
On sales of $50,000 or more, the offering price of Class A
shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statement of Operations
--------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 1997
--------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $  6,710,843
    Interest                                                          1,344,378
    Foreign taxes withheld                                             (573,831)
                                                                   ------------
      Total investment income                                      $  7,481,390
                                                                   ------------
  Expenses -
    Management fee                                                 $  3,683,876
    Trustees' compensation                                               44,750
    Shareholder servicing agent fee                                     413,156
    Shareholder servicing agent fee (Class A)                            24,975
    Shareholder servicing agent fee (Class B)                            71,652
    Shareholder servicing agent fee (Class C)                             2,035
    Distribution and service fee (Class A)                              323,418
    Distribution and service fee (Class B)                            2,231,998
    Distribution and service fee (Class C)                              116,729
    Administrative fee                                                   39,944
    Custodian fee                                                       297,401
    Postage                                                              76,509
    Printing                                                             75,874
    Auditing fees                                                        43,950
    Legal fees                                                            5,471
    Miscellaneous                                                       349,349
                                                                   ------------
      Total expenses                                               $  7,801,087
    Fees paid indirectly                                                (37,288)
                                                                   ------------
      Net expenses                                                 $  7,763,799
                                                                   ------------
        Net investment loss                                        $   (282,409)
                                                                   ------------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                        $ 23,430,277
    Foreign currency transactions                                       784,761
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $ 24,215,038
                                                                   ------------
  Change in unrealized appreciation -
    Investments                                                    $ 37,693,899
    Translation of assets and liabilities in foreign currencies           4,324
                                                                   ------------
      Net unrealized gain on investments                           $ 37,698,223
                                                                   ------------
        Net realized and unrealized gain on investments and
          foreign currency                                         $ 61,913,261
                                                                   ------------
          Increase in net assets from operations                   $ 61,630,852
                                                                   ============

See notes to financial statements


FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                  1997             1996
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                          $    (282,409)   $    (493,793)
  Net realized gain on investments and foreign currency
    transactions                                                  24,215,038       29,747,702
  Net unrealized gain on investments and foreign currency
    translation                                                   37,698,223        7,027,936
                                                               -------------    -------------
    Increase in net assets from operations                     $  61,630,852    $  36,281,845
                                                               -------------    -------------
Distributions declared to shareholders -

  From net realized gain on investments and foreign currency
    transactions (Class A)                                     $ (10,136,119)   $  (3,152,132)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                       (18,280,750)      (6,611,169)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                          (828,520)        (153,959)
                                                               -------------    -------------
    Total distributions declared to shareholders               $ (29,245,389)   $  (9,917,260)
                                                               -------------    -------------
Net increase in net assets from Fund share transactions        $ 120,938,001    $  46,828,403
                                                               -------------    -------------
    Total increase in net assets                               $ 153,323,464    $  73,192,988
Net assets:
  At beginning of period                                         284,550,690      211,357,702
                                                               -------------    -------------
  At end of period (including accumulated undistributed net
    investment income of $1,034,753 and accumulated net
    investment loss of $41,430, respectively)                  $ 437,874,154    $ 284,550,690
                                                               =============    =============

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                   1997             1996             1995           1994          1993*
-------------------------------------------------------------------------------------------------------------------------------
                                                       CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $18.45           $16.68           $16.95         $16.56         $15.71
                                                       ------           ------           ------         ------         ------
Income from investment operations# -
  Net investment income                                $ 0.08           $ 0.07           $ 0.09         $ 0.03         $ 0.01
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                         3.49             2.60             1.37           1.13           0.84
                                                       ------           ------           ------         ------         ------
      Total from investment operations                 $ 3.57           $ 2.67           $ 1.46         $ 1.16         $ 0.85
                                                       ------           ------           ------         ------         ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions
                                                       $(1.93)          $(0.90)          $(1.73)        $(0.70)        $ --
  In excess of net investment income and
    foreign currency transactions                        --               --               --            (0.07)          --
                                                       ------           ------           ------         ------         ------
      Total distributions declared to
        shareholders
                                                       $(1.93)          $(0.90)          $(1.73)        $(0.77)        $  --
                                                       ------           ------           ------         ------         ------
Net asset value - end of period                        $20.09           $18.45           $16.68         $16.95         $16.56
                                                       ======           ======           ======         ======         ======
Total return(+)                                        20.81%           16.72%           10.16%          7.03%          5.41%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            1.63%            1.65%            1.61%          1.54%          1.68%+
  Net investment income                                 0.42%            0.38%            0.58%          0.15%          0.94%+
Portfolio turnover                                        65%              83%              73%            99%            70%
Average commission rate###                           $ 0.0199          $0.0200          $  --          $  --           $ --
Net assets at end of period (000 omitted)            $167,390          $94,909          $52,164        $16,968         $2,076

  * For the period from the commencement of the Fund's offering of Class A shares, September 7, 1993, through October 31,
    1993.
  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,               PERIOD ENDED
                                                                     -----------------------------------------------    OCTOBER 31,
                                                                         1997         1996         1995         1994        1993**
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $  18.36      $ 16.55      $ 16.78      $ 16.53      $ 13.50
                                                                     --------      -------      -------      -------      -------
Income from investment operations# -
  Net investment loss                                                $  (0.07)     $ (0.08)     $ (0.05)     $ (0.17)     $ (0.10)
  Net realized and unrealized gain on investments and
    foreign currency transactions                                        3.46         2.60         1.37         1.13         3.28
                                                                     --------      -------      -------      -------      -------
      Total from investment operations                               $   3.39      $  2.52      $  1.32      $  0.96      $  3.18
                                                                     --------      -------      -------      -------      -------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions                                                     $  (1.78)     $ (0.71)     $ (1.55)     $ (0.70)     $ (0.15)
  In excess of net investment income and foreign currency
    transactions                                                         --           --           --          (0.01)        --
                                                                     --------      -------      -------      -------      -------
      Total distributions declared to shareholders                   $  (1.78)     $ (0.71)     $ (1.55)     $ (0.71)     $ (0.15)
                                                                     --------      -------      -------      -------      -------
Net asset value - end of period                                      $  19.97      $ 18.36      $ 16.55      $ 16.78      $ 16.53
                                                                     ========      =======      =======      =======      =======
Total return                                                            19.74%       15.75%        9.07%        5.91%       23.80%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                             2.39%        2.45%        2.55%        2.58%        2.66%+
  Net investment loss                                                   (0.36)%      (0.44)%      (0.35)%      (1.01)%      (0.71)%+
Portfolio turnover                                                         65%          83%          73%          99%          70%
Average commission rate###                                            $ 0.0199      $0.0200     $    --      $    --      $    --
Net assets at end of period (000 omitted)                             $253,354     $182,139     $156,286     $175,438     $145,575

 ** For the eleven months ended October 31, 1993.
  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                                   1992          1991         1990         1989         1988
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $  12.40      $ 12.94      $ 12.96      $ 11.21      $ 10.12
                                                                       --------      -------      -------      -------      -------
Income from investment operations -
  Net investment income (loss)                                         $  (0.04)     $  0.17      $  0.13      $  0.09      $  0.14
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                                           1.17        (0.37)        0.14         2.03         0.95
                                                                       --------      -------      -------      -------      -------
      Total from investment operations                                 $   1.13      $ (0.20)     $  0.27      $  2.12      $  1.09
                                                                       --------      -------      -------      -------      -------
Less distributions declared to shareholders -
  From net investment income                                           $   --        $  --        $  --        $ (0.21)     $  --
  From net realized gain on investments and
    foreign currency transactions                                         (0.03)       (0.15)       (0.29)       (0.12)        --
  From paid in capital                                                     --          (0.19)        --          (0.04)        --
                                                                       --------      -------      -------      -------      -------
      Total distributions declared to shareholders                     $  (0.03)     $ (0.34)     $ (0.29)     $ (0.37)     $  --
                                                                       --------      -------      -------      -------      -------
Net asset value - end of period                                        $  13.50      $ 12.40      $ 12.94      $ 12.96      $ 11.21
                                                                       ========      =======      =======      =======      =======
Total return                                                               9.13%       (1.57)%       2.02%       19.58%       10.77%
Ratios (to average net assets)/Supplemental data:
  Expenses                                                                 2.91%        2.88%        2.93%        3.05%        2.48%
  Net investment income (loss)                                            (0.31)%       1.35%        1.07%        0.77%        1.29%
Portfolio turnover                                                          110%         160%         173%         190%         276%
Net assets at end of period (000 omitted)                              $101,550      $82,890      $81,505      $50,827      $42,806

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED OCTOBER 31,                   PERIOD ENDED
                                                                   ----------------------------------                OCTOBER 31,
                                                                       1997         1996        1995       1994***          1997****
-------------------------------------------------------------------------------------------------------------------------------
                                                                   CLASS C                                              CLASS I
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  18.24      $ 16.53      $ 16.80      $ 16.75      $ 17.57
                                                                   --------      -------      -------      -------      -------
Income from investment operations# -
  Net investment income (loss)                                     $  (0.06)     $ (0.06)     $ (0.05)     $ (0.09)     $  0.13
  Net realized and unrealized gain on investments and foreign
    currency transactions                                              3.44         2.57         1.37         0.14         2.44
                                                                   --------      -------      -------      -------      -------
      Total from investment operations                             $   3.38      $  2.51      $  1.32      $  0.05      $  2.57
                                                                   --------      -------      -------      -------      -------

Less distributions declared to shareholders
  from net realized gain on investments and foreign currency
  transactions                                                     $  (1.84)     $ (0.80)     $ (1.59)     $  --        $  --
                                                                   --------      -------      -------      -------      -------
Net asset value - end of period                                    $  19.78      $ 18.24      $ 16.53      $ 16.80      $ 20.14
                                                                   ========      =======      =======      =======      =======
Total return                                                          19.86%       15.82%        9.20%        0.30%++     14.63%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                           2.36%        2.39%        2.49%        2.55%+       1.38%+
  Net investment income (loss)                                        (0.33)%      (0.34)%      (0.31)%      (0.72)%+      0.77%+
Portfolio turnover                                                       65%          83%          73%          99%          65%
Average commission rate###                                         $ 0.0199      $0.0200      $ --         $  --        $0.0199
Net assets at end of period (000 omitted)                          $ 16,658      $ 7,503      $ 2,908      $ 1,440      $   472

 *** For the period from the commencement of the Fund's offering of Class C shares, January 3, 1994, through October 31, 1994.
**** For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through October 31, 1997.
   + Annualized.
  ++ Not annualized.
   # Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 ### Average commission rate is calculated for fiscal years beginning on or after September 1, 1995.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS World Equity Fund (the Fund) is a diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of the changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days of less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gain and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparts to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1997, $1,358,592 was reclassified from accumulated net realized gain on investments to accumulated undistributed net investment income due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of average daily net assets.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $11,126 for the year ended October 31, 1997.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $94,044 for the year ended October 31, 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $44,535 for the year ended October 31, 1997. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. Fees incurred under the distribution plan during the year ended October 31, 1997, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $49,695 and $5,244 for Class B and Class C shares, respectively, for the year ended October 31, 1997. Fees incurred under the distribution plan during the year ended October 31, 1997, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended October 31, 1997, were $6,348, $196,759, and $5,738 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each Fund at an effective annual rate of up to 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $304,892,572 and $222,411,796, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $360,725,274
                                                                 ------------
Gross unrealized appreciation                                    $ 89,452,886
Gross unrealized depreciation                                     (16,832,936)
                                                                  -----------
    Net unrealized appreciation                                  $ 72,619,950
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                 YEAR ENDED OCTOBER 31, 1997    YEAR ENDED OCTOBER 31, 1996
                                 ---------------------------    ---------------------------
                                     SHARES           AMOUNT        SHARES           AMOUNT
-------------------------------------------------------------------------------------------
Shares sold                      18,465,899    $ 358,596,432     8,201,319    $ 145,253,452
Shares issued to shareholders
  in reinvestment of
  distributions                     527,190        9,273,215       172,379        2,799,430
Shares transferred to Class I        (1,626)         (28,569)         --               --
Shares reacquired               (15,804,320)    (307,926,288)   (6,355,583)    (113,016,532)
                                -----------    -------------    ----------    -------------
    Net increase                  3,187,143    $  59,914,790     2,018,115    $  35,036,350
                                ===========    =============    ==========    =============

Class B Shares
                                 YEAR ENDED OCTOBER 31, 1997    YEAR ENDED OCTOBER 31, 1996
                                 ---------------------------    ---------------------------
                                     SHARES           AMOUNT        SHARES           AMOUNT
-------------------------------------------------------------------------------------------
Shares sold                       9,100,603    $ 175,632,414     7,209,459    $ 125,696,939
Shares issued to shareholders
  in reinvestment of
  distributions                     972,341       17,122,902       381,169        6,206,034
Shares reacquired                (7,308,155)    (140,432,806)   (7,113,969)    (124,208,958)
                                -----------    -------------    ----------    -------------
    Net increase                  2,764,789    $  52,322,510       476,659    $   7,694,015
                                ===========    =============    ==========    =============

Class C Shares
                                 YEAR ENDED OCTOBER 31, 1997    YEAR ENDED OCTOBER 31, 1996
                                 ---------------------------    ---------------------------
                                     SHARES           AMOUNT        SHARES           AMOUNT
-------------------------------------------------------------------------------------------
Shares sold                         887,059    $  17,183,627       381,981    $   6,695,633
Shares issued to shareholders
  in reinvestment of
  distributions                      39,609          690,382         7,678          124,070
Shares reacquired                  (495,886)      (9,612,687)     (154,314)      (2,721,665)
                                -----------    -------------    ----------    -------------
    Net increase                    430,782    $   8,261,322       235,345    $   4,098,038
                                ===========    =============    ==========    =============

Class I Shares
                                      PERIOD ENDED OCTOBER 31, 1997*
                                 ----------------------------------
                                     SHARES           AMOUNT
-------------------------------------------------------------------
Shares transferred from
  Class A                             1,626         $ 28,569
Shares sold                          22,958          435,115
Shares reacquired                    (1,153)         (24,305)
                                     ------         --------
    Net increase                     23,431         $439,379
                                     ======         ========

*For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through October 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1997, was $2,959.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases and sales under master netting arrangements amounted to a net receivable of $126,153 with Deutschebank and a net payable of $110,920 with Swiss Bank Corp. at October 31, 1997.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1997, the Fund owned the following restricted securities (consisting of 0.9% of its net assets). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                   DATE OF
DESCRIPTION                                    ACQUISITION          SHARES            COST           VALUE
------------------------------------------------------------------------------------------------------------
Bank Handlowy Warsza                               6/18/97          27,500      $  297,275      $  369,828
Hong Leong Finance Ltd.                  5/16/95 - 9/27/95       1,340,000       4,261,894       1,830,368
Jarvis Hotels PLC                        6/21/96 - 7/02/96         709,000       1,888,974       1,711,538
                                                                                                ----------
                                                                                                $3,911,734
                                                                                                ==========

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Series Trust VI and the Shareholders of MFS World Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS World Equity Fund (a series of MFS Series Trust VI) as of October 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 1997 and 1996, and the financial highlights for each of the years in the five-year period ended October 31, 1997 and the five-year period ended November 30, 1992. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS World Equity Fund at October 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 5, 1997




                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) World Equity Fund

Trustees                                                              Secretary
A. Keith Brodkin* - Chairman and President                            Stephen E. Cavan*

Richard B. Bailey* - Private Investor; Former Chairman and            Assistant Secretary
Director (until 1991), Massachusetts Financial Services               James R. Bordewick, Jr.*
Company; Director, Cambridge Bancorp; Director, Cambridge
Trust Company                                                         Custodian
                                                                      State Street Bank and Trust Company
Marshall N. Cohan - Private Investor
                                                                      Auditors
Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery, Brigham            Deloitte & Touche LLP
and Women's Hospital; Professor of Surgery, Harvard Medical
School                                                                Investor Information
                                                                      For MFS stock and bond market outlooks, call toll free:
The Hon. Sir J. David Gibbons, KBE - Chief Executive                  1-800-637-4458 anytime from a touch-tone telephone.
Officer, Edmund Gibbons Ltd.; Chairman, Bank of N.T.
Butterfield & Son Ltd.                                                For information on MFS mutual funds, call your financial
                                                                      adviser or, for an information kit, call toll free:
Abby M. O'Neill - Private Investor; Director, Rockefeller             1-800-637-2929 any business day from 9 a.m. to 5 p.m.
Financial Services, Inc. (investment advisers)                        Eastern time (or leave a message anytime).

Walter E. Robb, III - President and Treasurer, Benchmark              Investor Service
Advisors, Inc. (corporate financial consultants); President,          MFS Service Center, Inc.
Benchmark Consulting Group, Inc. (office services); Trustee,          P.O. Box 2281
Landmark Funds (mutual funds)                                         Boston, MA 02107-9906

Arnold D. Scott* - Senior Executive Vice President, Director          For general information, call toll free:
and Secretary, Massachusetts Financial Services Company               1-800-225-2606 any business day from 8 a.m. to 8 p.m.
                                                                      Eastern time.
Jeffrey L. Shames* - President and Director, Massachusetts
Financial Services Company                                            For service to speech- or hearing-impaired, call toll free:
                                                                      1-800-637-6576 any business day from 9 a.m. to 5 p.m.
J. Dale Sherratt - President, Insight Resources, Inc.                 Eastern time. (To use this service, your phone must be
(acquisition planning specialists) Ward Smith - Former                equipped with a Telecommunications Device for the Deaf.)
Chairman (until 1994), NACCO Industries; Director,
Sundstrand Corporation                                                For share prices, account balances, and exchanges, call toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from a
Investment Adviser Massachusetts Financial Services Company           touch-tone telephone.
500 Boylston Street Boston, MA 02116-3741
                                                                      World Wide Web
Distributor MFS Fund Distributors, Inc. 500 Boylston Street           www.mfs.com
Boston, MA 02116-3741

Portfolio Manager
David R. Mannheim*

Treasurer                                                             [Dalbar Logo]    For the fourth year in a row, MFS earned a
W. Thomas London*                                                                      #1 ranking in the  DALBAR, Inc. Broker/Dealer
                                                                      Survey, Main Office Operations Service Quality Category. The
Assistant Treasurers                                                  firm achieved a 3.42 overall score on a scale of 1 to 4 in the
Mark E. Bradley*                                                      1997 survey. A total of 111 firms responded, offering input on
Ellen Moynihan*                                                       the quality of service they received from 29 mutual fund
James O. Yost*                                                        companies nationwide. The survey contained questions about service quality in 11 categories, including "knowledge of
                                                                      operations contact," "keeping you informed," and "ease of
                                                                      doing business" with the firm.
*Affiliated with the Investment Adviser

                                                         -------------
MFS(R) WORLD EQUITY FUND                                   BULK RATE
                                                          U.S. POSTAGE
500 Boylston Street                                           PAID
Boston, MA 02116-3741                                          MFS
                                                         -------------




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